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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                October 16, 2003
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                        (Date of earliest event reported)


                           Staten Island Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                                   1-13503                         13-3958850
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(State or other jurisdiction       (Commission File Number)                (IRS Employer
of incorporation)                                                    Identification No.)

1535 Richmond Avenue, Staten Island, New York                                10314
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 (Address of principal executive offices)                                 (Zip Code)

                                 (718) 447-8880
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

         The following exhibits are furnished herewith:

         EXHIBIT NUMBER                     DESCRIPTION
         --------------                     -----------------------------------------------------------
         99.1                               Press Release declaring cash dividend.
         99.2                               Press Release reporting results of operations
                                              for the quarter and nine months ended
                                              September 30, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

         On October 16, 2003, Staten Island Bancorp, Inc. (the "Company") issued a press release announcing its declaration of a cash dividend.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDISTION.

         On October 16, 2003, the Company also issued a press release reporting its results of operations for the quarter and nine months ended September 30, 2003.

         For additional information, reference is made to the Company's press releases, both of which are dated October 16, 2003. The press releases are attached as Exhibits 99.1 and 99.2 to this Form 8-K and are incorporated herein by reference. The press releases attached hereto are being furnished to the SEC and shall not be deemed to be "filed" for any purpose.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   STATEN ISLAND BANCORP, INC.



Date: October 16, 2003             By:  /s/ HARRY P. DOHERTY
                                        ------------------------------------
                                        Harry P. Doherty
                                        Chairman and Chief Executive Officer